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Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of County Bank Corp on form 10-Q for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Joseph H. Black, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (3)   The Report fully complies with the requirements of
                        section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (4) The Information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.


            /s/ Joseph H. Black
            -------------------------------------
            Joseph H. Black
            Treasurer and Chief Financial Officer
            November 12, 2004


            I, Susanne Dickey, Assistant Financial Officer of the Company, concur with the above statement.


            /s/ Susanne Dickey
            -------------------------------------
            Susanne Dickey
            Assistant Financial Officer
            November 12, 2004